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                                                       [SHIP LOGO VANGUARD/(R)/]






VANGUARD EXTENDED DURATION TREASURY INDEX FUND



SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 29, 2008

The following text is added as the second paragraph under the heading Investment Advisor:

For the fiscal year ended August 31, 2008, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.
















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